Description of the Business	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Description of the Business
1. Description of the Business

Navigator Holdings Ltd. (the “Company”), the ultimate parent company of the Navigator Group of companies, is registered in the Republic of the Marshall Islands. The Company has a core business of owning and operating a fleet of liquefied gas carriers. As of December 31, 2024, the Company owned and operated 56 gas carriers (the “Vessels”) each having a cargo capacity of between 3,770 cbm and 38,000 cbm, of which 26 were ethylene and ethane-capable vessels.

The Company also owns a 50% share in a joint venture (the “Export Terminal Joint Venture”) that operates an ethylene export marine terminal at Morgan’s Point, Texas on the Houston Ship Channel (the “Ethylene Export Terminal”). Our now expanded Ethylene Export Terminal has the capacity to export approximately 1.55 million tons of ethylene per year.